Exhibit 99.1

RMS Medical Announces New CEO, Strategic Plan, and Upcoming Schedule

•	Don Pettigrew promoted to President and Chief Executive Officer

•	Reconstituted Board of Directors approves management’s strategic growth initiative to become the leading subcutaneous drug delivery partner for targeted markets by 2022

•	Company to announce 2018 financial results on February 12th, will host conference call on February 13, 2019

•	Annual Shareholder Meeting scheduled for Tuesday, April 23, 2019

•	Registration Statement filed in connection with December 2018 private placement transaction

Chester, NY / February 4, 2019 / Repro Med Systems, Inc. dba RMS Medical Products (OTCQX: REPR) (RMS Medical) today announced that its reconstituted Board of Directors has promoted Don Pettigrew to Chief Executive Officer. Don joined RMS in September 2018 as President and Chief Commercial Officer. Don was the creator of the company’s new strategic plan with the goal of becoming the leading subcutaneous drug delivery partner for targeted markets on a global level. Details of the company’s growth plan will be shared on the upcoming conference call.

Dan Goldberger, who had been serving as interim CEO and Chairman, has assumed the position of Executive Chairman of the Board.

“As an industry leader in the home infusion market, RMS delivers invaluable medical and lifestyle solutions to patients who rely on our products,” said Don Pettigrew, President and CEO. “My vision as CEO is to innovate and improve our products such as the FREEDOM system, partner with the medical community to identify new patient needs and expand our reach in the US and abroad. Achieving these goals is a win-win for patients, providers and shareholders alike,” said Pettigrew.

“Don’s presence since joining the company has been immediately accretive,” said Dan Goldberger, Executive Chairman. “His experience in the infusion industry has uniquely positioned him to build upon the company’s successful foundation. I look forward to working with Don and the team at RMS and our newly reconstituted Board of Directors in my role as Executive Chairman to help the company achieve its potential and execute on our strategy.”

Financial Results & Conference Call Details

RMS Medical also announced that it will release financial results for the 12-month period ended December 31, 2018 on Tuesday, February 12 following the close of the financial markets. The Company will host a conference call on Wednesday, February 13, 2019 at 9:00AM ET to discuss the results and outline strategic plans. Please refer to the information below for conference call dial-in information and webcast registration.

Conference Call Date: Wednesday, February 13, 2019 9:00AM ET

Conference Call Dial-In: 877.269.7756

International Dial-In: 201.689.7817

Conference Call Name: RMS Medical Products (OTCQX: REPR) 2018 Results Call

Webcast Registration: Click Here

Following the live call, a replay will be available for six months on the RMS website, http://www.rmsmedpro.com/, under “Investor Relations.”

Annual Shareholder Meeting

The date of the RMS Medical annual shareholder meeting has been scheduled for Tuesday, April 23, 2019 (previously Monday, April 22, 2019). Stockholders of record at the close of business on March 5th may vote at the meeting. RMS Medical anticipates making its proxy statement available to these stockholders in March 2019, which will include the time and location of the annual meeting, as well as a description of the matters to be discussed.

Filing of S-1 Registration Statement in Connection with December 2018 Transaction

On February 1, 2019, the company filed a resale shelf registration statement on Form S-1 related to the previously disclosed private placement transaction between shareholders that concluded on December 20, 2018. The registration statement is limited to the 11,101,697 shares that were transferred in that transaction. The company did not receive any proceeds or sell any shares in connection with that transaction and will not receive any proceeds or sell any shares in connection with the registration statement.

Forward-looking Statements

The statements contained herein may include prospects, statements of future expectations and other forward-looking statements that are based on management’s current views and assumptions and involve known and unknown risks and uncertainties, identified by words such as “believe” and “plan”. Actual results, performance or events may differ materially from those expressed or implied in such forward-looking statements. RMS Medical undertakes no obligation to update any forward-looking statements.

About RMS Medical

RMS develops, manufactures and commercializes medical products used for home infusions. The FREEDOM Syringe Infusion System currently includes the FREEDOM60® and FreedomEdge® Syringe Infusion Drivers, RMS Precision Flow Rate Tubing™ and RMS HIgH-Flo Subcutaneous Safety Needle Sets™. These devices are used for infusions administered in professional healthcare settings as well as at home. For more information about RMS Medical, please visit www.rmsmedicalproducts.com.

Contact

CG Capital

Rich Cockrell

877.889.1972

investorrelations@cg.capital

www.cg.capital